Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 16. Commitments and Contingencies

Litigation & Environmental

As part of our normal business activities, we may be named as defendants in litigation and legal proceedings, including those arising from regulatory and environmental matters. Although we are insured against various risks to the extent we believe it is prudent, there is no assurance that the nature and amount of such insurance will be adequate, in every case, to indemnify us against liabilities arising from future legal proceedings. We are not aware of any litigation, pending or threatened, that we believe is reasonably likely to have a significant adverse effect on our financial position, results of operations or cash flows.

Environmental costs for remediation are accrued when environmental remediation efforts are probable and the costs can be reasonably estimated. Such accruals are based on management’s best estimate of the ultimate cost to remediate a site and are adjusted as further information and circumstances develop. Those estimates may change substantially depending on information about the nature and extent of contamination, appropriate remediation technologies and regulatory approvals.

The following table presents the activity of our environmental reserves for the periods presented:

	2014	2013	2012
	(In thousands)
Balance at beginning of period	$577	$1,469	$1,747
Charged to costs and expenses	2,852	—	193
Payments	(1,337)	(892)	(471)
Balance at end of period	$2,092	$577	$1,469

At December 31, 2014 and 2013, $2.1 million and $0.6 million, respectively, of our environmental reserves were classified as current liabilities in accrued liabilities.

Sinking Fund Trust Agreement

REO assumed an obligation with a third party to make payments into a sinking fund in connection with its 2009 acquisition of the Beta properties, the purpose of which is to provide funds adequate to decommission the portion of the San Pedro Bay pipeline that lies within State waters and the surface facilities. Under the terms of the agreement, REO, as the operator of the properties, is obligated to make monthly deposits into the sinking fund account in an amount equal to $0.25 per barrel of oil and other liquid hydrocarbon produced from the acquired working interest. Interest earned in the account stays in the account. The obligation to fund ceases when the aggregate value of the account reaches $4.3 million. As of December 31, 2014, the gross account balance included in restricted investments was approximately $2.7 million. REO’s maximum remaining obligation net to its 51.75% interest under the terms of the current agreement was $0.8 million at December 31, 2014.

Supplemental Bond for Decommissioning Liabilities Trust Agreement

REO assumed an obligation with the BOEM in connection with its 2009 acquisition of the Beta properties. Under the terms of the agreement dated March 1, 2007, the seller of the Beta properties was obligated to deliver a $90.0 million U.S. Treasury Note into a trust account for the decommissioning of the offshore production facilities. At the time of acquisition, all obligations under this existing agreement had been met.

In January 2010, the BOEM issued a report that revised upward, the estimated cost of decommissioning. In June 2010, REO agreed to make additional quarterly payments to the trust account attributable to its net working interest of approximately $0.6 million beginning on June 30, 2010 until the payments and accrued interest attributable to REO equal $78.7 million by December 31, 2016. The trust account must maintain minimum balances attributable to REO’s net working interest as follows (in thousands):

June 30, 2015	$72,450
June 30, 2016	$76,590
December 31, 2016	$78,660

In the event the account balance is less than the contractual amount, the working interest owners must make additional payments. Interest income earned and deposited in the trust account mitigates the likelihood that additional payments will have to be made by the working interest owners. As of December 31, 2014, the maximum remaining obligation net to REO’s interest was approximately $8.7 million.

The trust account is held by REO for the benefit of all working interest owners. The following is a summary of the gross held-to-maturity investments held in the trust account less the outside working interest owners share as of December 31, 2014 (in thousands):

Amortized
Investment	Cost
U.S. Bank Money Market Cash Equivalent	$135,176
Less: Outside working interest owners share	(65,222)
$69,954

Purchase Commitment Assumed

At December 31, 2014, MEMP had a CO2 purchase commitment with a third party that was assumed in its Wyoming Acquisition. The table below outlines MEMP’s purchase commitment under the contract for the remainder of 2014 and annually thereafter (in thousands):

		Payment or Settlement due by Period
Purchase commitment	Total	2015	2016	2017	2018	2019	Thereafter

CO2 minimum purchase commitment:
Estimated payment obligation	$50,495	$9,608	$10,179	$10,151	$6,995	$7,060	$6,502

Processing Plant Expansions by Third Party Gatherer

In 2012, WildHorse Resources contracted with Regency Field Services LLC (the “Gatherer”) to expand their Dubach processing plant by up to 70 MMcf per day among other facility and infrastructure improvements.  In 2013, WildHorse Resources contracted with the Gatherer to build a new high pressure pipeline from the dedicated area to the Gatherer’s Dubberly processing plant in Webster Parish, LA amongst other pipeline and infrastructure improvements. The Gatherer is entitled to receive a payback demand fee from us and other third parties equal to 110% of the infrastructure improvement costs. Effective February 1, 2014, the payback demand fee is equal to the monthly demand quantity (192,950 MMBtu per day) times $0.275 per MMBtu. In addition, for each MMBtu gathered in excess of the demand quantity, we are obligated to pay a payback demand fee of $0.275 per MMBtu.   The monthly demand quantity escalated to 249,700 MMBtu per day until payout effective January 1, 2015.

WildHorse Resources’ minimum commitments to the Gatherer, before other owner contributions, as of December 31, 2014 were as follows (in thousands):

	Dubach	Dubberly
2015	$13,671	$11,393
2016	13,709	11,424
2017	13,671	11,393
2018	12,772	10,643
Total	$53,823	$44,853

Related Party Agreements

Classic Operating entered into a gas gathering agreement and water disposal agreement with Classic Pipeline.

On March 17, 2014, WildHorse Resources entered into a gas processing agreement with PennTex. See Note 13 for additional information.

Operating Leases

We have leases for offshore Southern California pipeline right-of-way use as well as office space for our corporate headquarters and operating regions. We also lease equipment and incur surface rentals related to our business operations. For the years ended December 31, 2014, 2013, and 2012 we recognized $10.8 million, $8.3 million, and $5.0 million of rent expense, respectively.

Amounts shown in the following table represent minimum lease payment obligations and sublease rental income under non-cancelable operating leases with a remaining term in excess of one year:

		Payment or Settlement due by Period
	Total	2015	2016	2017	2018	2019	Thereafter
	(In thousands)
MRD Segment:
Operating leases	$43,625	$6,534	$6,607	$6,694	$6,259	$5,960	$11,571
Sublease rental income	5,786	1,691	1,579	1,197	814	431	74
MEMP Segment:
Operating leases	3,665	788	416	205	205	205	1,846